Exhibit 10.1
[***] indicates certain identified information has been excluded because it is both (a) not material and (b) would be competitively harmful if publicly disclosed.
CHANGE ORDER

HVO TRUE UP - PHASE 1

PROJECT NAME: Sabine Pass LNG Stage 5 Liquefaction Project OWNER: Sabine Pass Liquefaction Stage V, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00001 DATE OF AGREEMENT: 22-May-2026 DATE OF CHANGE ORDER: 10-Jun-2026

The Agreement between the Parties listed above is changed as follows:

1.Capitalized terms have the meaning ascribed in the Agreement.

2.Pursuant to Section 7.3C (“High Value Orders”) and Section 3 of Attachment NN (“High Value Order True Up - Change In HVO Price and HVO Schedule”) of the Agreement, Owner has elected to proceed with commitments on the following HVO(s) and reflective of Updated HVO Quote(s) the Parties agree to increase the Contract Price by [***] (U.S.$[***]):

HVO Subcontractor	Equipment Description	Contractor HVO Request Letter	Owner HVO Approval Letter	Change in HVO Price	Fee 6%	Change to Contract Price
BAKER HUGHES ENERGY SERVICES LLC	Refrigeration Compressors (Propane/Ethylene/Methane) (MCCR-01)	26828-100-T26-GAM 00012	SPL5-BEC-C26-003	$ [***]	$ [***]	$ [***]
BAKER HUGHES ENERGY SERVICES LLC	Mixed Refrigerant Compressor (MCCR-02)	26828-100-T26-GAM-00004	SPL5-BEC-C26-001	$ [***]	$ [***]	$ [***]
LINDE GmBH	Cold Box Equipment (MEXC-01)	26828-100-T26-GAM 00005	SPL5-BEC-C26-004	$ [***]	$ [***]	$ [***]
SIEMENS ENERGY, INC.	BOG Re-Compressor (MCCR-03)	26828-100-T26-GAM-00008	SPL5-BEC-C26-005	$ [***]	$ [***]	$ [***]
				Change Order Total		$ [***]

3.Contractor agrees that there shall be no change to any of the Guaranteed Substantial Completion Dates.

4.Schedule C-3 Aggregate Equipment Price Payment Milestones of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………..................	$4,686,000,000
2. Net change by previously authorized Change Orders (n/a) …….…….......................................	$0.00
3. The Contract Price prior to this Change Order was ………………………………………........	$4,686,000,000
4. The Aggregate Equipment Price will be (increased) by this Change Order in the amount of ...	$ [***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (unchanged) by this Change Order in the amount of ……………………………………………………………………………......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (unchanged) by this Change Order in the amount of ..………………………………………………………………………..	$ [***]
8. The new Contract Price including this Change Order will be ………………………………….	$4,689,684,675

Adjustment to Guaranteed Dates: N/A

Adjustment to Completion Dates: N/A

Adjustment to Final Completion Date: N/A

Impact to other Changed Criteria:

Adjustment to Payment Schedule: Refer to Exhibit 1

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A
Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (List of Equipment): To be provided

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SABINE PASS LIQUEFACTION STAGE V, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck
Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Rogers
Name: Maurissa Douglas Rogers

Title: Senior Project Manager and Senior Vice President

CHANGE ORDER

(I) REVISED SCHEDULE C; AND (II) AEP/ALS CORRECTION

PROJECT NAME: Sabine Pass LNG Stage 5 Liquefaction Project OWNER: Sabine Pass Liquefaction Stage V, LLC CONTRACTOR: Bechtel Energy Inc.	CHANGE ORDER NUMBER: CO-00002 DATE OF AGREEMENT: 22-May-2026 DATE OF CHANGE ORDER: 22-Jun-2026

The Agreement between the Parties listed above is changed as follows:

1.Capitalized terms have the meaning ascribed in the Agreement.

2.The Parties agree to revise the Agreement as follows:
2.1.Schedule C of the Agreement (“Estimated Monthly Payments”) is revised to include an estimated monthly payment associated with the (i) U.S. Duties and Tariffs Provisional Sum and (ii) Brownfield Labor Provisional Sum as applicable. There is [***] change to the Contract Price; and
2.2.With respect to the (i) Nitrogen Provisional Sum and (ii) Brownfield Labor Provisional Sum, the respective Provisional Sum Equipment Price and Provisional Sum Labor and Skills Price designations are revised as per Annex 1 of this Change Order. There is [***] change to the Contract Price.

3.Schedule C of the Agreement is hereby replaced with the table in Exhibit 1 of this Change Order.

Adjustment to Contract Price
1. The original Contract Price was ……………………………………………………..................	$4,686,000,000
2. Net change by previously authorized Change Orders (#CO-00001) …......................................	$3,684,675
3. The Contract Price prior to this Change Order was ………………………………………........	$4,689,684,675
4. The Aggregate Equipment Price will be (unchanged) by this Change Order in the amount of ...	$ [***]
5. The Aggregate Labor and Skills Price will be (unchanged) by this Change Order in the amount of .....................................................................................................................................	$ [***]
6. The Aggregate Provisional Sum Equipment Price will be (reduced) by this Change Order in the amount of ……………………………………………………………………………......	$ [***]
7. The Aggregate Provisional Sum Labor and Skills Price will be (increased) by this Change Order in the amount of ..……………………………………………………………………….	$ [***]
8. The new Contract Price including this Change Order will be ………………………………….	$4,689,684,675

Adjustment to Guaranteed Dates: N/A

Adjustment to Completion Dates: N/A

Adjustment to Final Completion Date: N/A

Impact to other Changed Criteria:

Adjustment to Payment Schedule: Yes

Adjustment to Minimum Acceptance Criteria: N/A
Adjustment to Performance Guarantees: N/A

Adjustment to Basis of Design: N/A

Adjustment to Attachment CC (List of Equipment): To be provided

Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A

Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: MDR Contractor IS Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials:  Contractor  Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

SABINE PASS LIQUEFACTION STAGE V, LLC

By: /s/ Ian Swanbeck

Name: Ian Swanbeck
Title: Vice President, Project Execution

BECHTEL ENERGY INC.

By: /s/ Maurissa Douglas Rogers

Name: Maurissa Douglas Rogers

Title: Senior Project Manager and Senior Vice President